UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

KURA SUSHI USA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39012	26-3808434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17461 Derian Avenue, Suite 200
Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (657) 333-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2024, Kura Sushi USA, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., Barclays Capital Inc. and TD Securities (USA) LLC as representatives of the Underwriters listed on Schedule I attached thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell 695,938 shares of the Company’s Class A Common Stock, $0.001 par value per share (the “Common Stock”), to the Underwriters at a price of $80.75 per share (the “Offering Shares”), and granted the Underwriters an over-allotment option to purchase up to an additional 104,390 shares of the Company’s Common Stock (the “Option Shares” and together with the Offering Shares, the “Shares”). On November 12, 2024, the Underwriters exercised their over-allotment option to purchase all of the Option Shares.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by the Company in favor of the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering and sale of the Common Stock was made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-269040) (the “Initial Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), and the Company’s Registration Statement on Form S-3 (Registration No. 333-283116) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Rule 462(b) Registration Statement” and together with the Initial Registration Statement, the “Registration Statement”) filed by the Company with the Commission, including a prospectus supplement dated November 12, 2024, to the base prospectus contained in the Initial Registration Statement, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act. The sale of the Shares pursuant to the Underwriting Agreement closed on November 13, 2024.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 13, 2024, the Company closed on its public offering of an aggregate of 800,328 shares of Class A Common Stock. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, by and between Kura Sushi USA, Inc. and William Blair & Company, L.L.C., Barclays Capital Inc. and TD Securities (USA) LLC, as representatives of the Underwriters, dated November 12, 2024

5.1	Opinion of Squire Patton Boggs (US) LLP as to the legality of securities

99.1	Press Release by Kura Sushi USA, Inc. dated November 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date: November 13, 2024	By:	/s/ Jeffrey Uttz
	Name:	Jeffrey Uttz
	Title:	Chief Financial Officer